Enhancing the connected HD experience Investor Presentation Camillo Martino, CEO Noland Granberry, CFO March 3, 2011 Copyright (c) 2011 Silicon Image, Inc. 1 Exhibit 99.02

Mission To be the leader in advanced video connectivity solutions for consumers 2 Copyright (c) 2011 Silicon Image, Inc.

Safe Harbor Statement
Except for historical information contained herein, this presentation contains forward-
looking statements within the meaning of federal securities laws and regulations. These forward-looking statements include statements regarding our current and future products, our product development activities, customer and market demand, target markets, the anticipated benefits of our products, expected financial results, expansion plans, our growth strategies and anticipated growth drivers, our standardization efforts, evolution and growth in the adoption of standards, and our expected penetration of our target markets. In addition, we may also make other forward-looking statements regarding events that could potentially impact the future of the company and its financial results.
These forward-looking statements involve risks and uncertainties, including those described in the most recent Quarterly Report on Form 10-Q and Annual Report on Form
10-K filed by Silicon Image with the SEC, that could cause our actual results to differ materially from those anticipated by the forward-looking statements contained in this presentation. Silicon Image assumes no obligation to update these statements.

Copyright (c) 2011 Silicon Image, Inc.

Agenda Business Model Market Review and Trends Products Strategic Outlook 4 Copyright (c) 2011 Silicon Image, Inc.

Silicon Image

SERIAL ATA

HDMI
HIGH-DEFINITION MULTIMEDIA INTERFACE

MHL
Mobile High-Definition Link

SPMT
Serial Port Memory Technology

Silicon Image
SimplayLabs

Standards Champion
“Standards Plus” Business Model
IC Products
Intellectual
Property

Technology
Development
Testing and
Verification
Copyright (c) 2011 Silicon Image, Inc.
Advanced Connectivity and Interoperability

Silicon Image

SONY Panasonic PHILIPS

HITACHI Silicon Image technicolor TOSHIBA

HDMI
HIGH-DEFINITION MULTIMEDIA INTERFACE

*Source:12/2009, In-Stat
The global interface standard for HD connectivity
Over 1000 adopters worldwide
1.5 billion unit installed base worldwide*
19 HDMI devices are sold every second
HDMI is ubiquitous
HDMI Consortium
Copyright (c) 2011 Silicon Image, Inc.

Silicon Image

NOKIA Connecting People SAMSUNG Silicon Image SONY TOSHIBA

MHL Mobile High-Definition Link

MHL Consortium
Consortium formed April 2010;
1.0 spec released June 2010
Focused on delivering HD video from mobile devices to larger screens
Target mobile segment is over 450 million units
20 + Adopters to date
Copyright (c) 2011 Silicon Image, Inc.

Target Markets and Trends 8 Copyright (c) 2011 Silicon Image, Inc.

Target Markets Digital TV Home Theater Mobile 9 Copyright (c) 2011 Silicon Image, Inc.

900
800
700
600
500
400
300
200
100
0
131
147
154
162
171
351
398
451
514
607
2009
2010
2011
2012
2013
Mobile
DTV and Home Theater

Target Addressable Markets Growing Sources: Display Search, In-Stat, Silicon Image 10 Mu Copyright (c) 2011 Silicon Image, Inc.

DTV Trends
Thinner, smarter TV’s
Internet applications platform
1GHz+ processing performance
Connecting to smart phones and tablets
Video conferencing
Innovation pace and connectivity options increasing
5 HDMI inputs
300MHz HDMI
MHL
1Gbps Ethernet
USB 3.0
Wireless 802.11n
Copyright (c) 2011 Silicon Image, Inc. 11

Mobile Trends

Smart Phone segment expands
– 1GHz+ application platforms Dual Core
– HD decode capability even in basic models
– Game platform
Tablets….like Smart Phones
– Application platform
– Power consumption, Control
Connectivity
– Mobile Device Large Screen Display (TV or Monitor)
– Portable storage: Mobile TV
– Wired and Wireless
MHL™, HDMI®
Copyright (c) 2011 Silicon Image, Inc.

Products 13 Copyright (c) 2011 Silicon Image, Inc.

14 Copyright (c) 2011 Silicon Image, Inc. Digital TV & Home Theater

Silicon Image

HDMI®

HIGH-DEFINITION MULTIMEDIA INTERFACE

instaport™

instaport™ S

Single-Second Switching

MHL™

Mobile High-Definition Link

ViaPort

HDMI Video and Audio output

Delivering Innovations 5x Copyright (c) 2011 Silicon Image, Inc. 15

Silicon Image

MHL
instaport
HDMI
HIGH DEFINITION MULTIMEDIA INTERFACE
instaport

Silicon Image Port Processor Platform
“Standards-Plus” approach
Focused on DTV connectivity
Co-processor to the DTV SoC
New innovations every year

Copyright (c) 2011 Silicon Image, Inc.
HDMI 1.3
HDMI 1.4 moving to HDMI next…
2007                2008                 2009             2010                      2011                     2012
ViaPort
ARC, HEC, Content Type, 3D

MHL
instaport™ S
HDMI®
HIGH DEFINITION MULTIMEDIA INTERFACE
instaport

Silicon Image Port Processor Platform 17 2007 2008 2009 2010 2011 2012 ViaPort Copyright (c) 2011 Silicon Image, Inc. HDMI 1.3 HDMI 1.4 moving to HDMI next… ARC, HEC, Content Type, 3D

ViaPort
MHL
instaport·S
HDMI ARC, HEC, Content Type, 3D
instaport
HDMI 1.3
HDMI 1.4 moving to HDMI Next...

Port Processors Over 70 Million Over 70 Million InstaPort enabled port processors shipped Copyright (c) 2011 Silicon Image, Inc. 18

Silicon Image

HDMI
HIGH DEFINITION MULTIMEDIA INTERFACE
Silicon Image
MHL
Mobile High-Definition Link
ViaPort
MHL
instaport S
HDMI ARC, HEC, Content Type, 3D
instaport
HDMI 1.3
HDMI 1.4 moving to HDMI Next...

2011: Dual-Standard DTV Port Processer Copyright (c) 2011 Silicon Image, Inc. 19

ViaPort
HDMI Video and Audio output

ViaPort
MHL
instaport S
HDMI ARC, HEC, Content Type, 3D
instaport
HDMI 1.3
HDMI 1.4 moving to HDMI Next...

2011: ViaPort 20 Copyright (c) 2011 Silicon Image, Inc.

ViaPort
MHL
instaport S
HDMI ARC, HEC, Content Type, 3D
instaport
HDMI 1.3
HDMI 1.4 moving to HDMI Next...

Traditional Home Theater Setup
AVR is in the center
Traditional setup is:
• Difficult and confusing to use
• Requires multiple remotes
• Does not take advantage of TV’s InstaPort feature
• Erodes simplicity of one-touch play
Copyright (c) 2011 Silicon Image, Inc.

ViaPort
MHL
instaport S
HDMI
ARC, HEC, Content Type, 3D
instaport
HDMI 1.3
HDMI 1.4 moving to HDMI Next...

ViaPort Home Theater Setup
TV is the center
ViaPort = HDMI Output from DTV
• Easier to use: no need to select AVR input
• CEC One-touch play works: Single remote
• Complete solution: InstaPort and MHL features
work with AVR
• AVR plays Blu-ray high bit rate 3D audio
ViaPort
Copyright (c) 2011 Silicon Image, Inc.

23 Copyright (c) 2011 Silicon Image, Inc. Mobile Devices

Silicon Image

HDMI
HIGH DEFINITION MULTIMEDIA INTERFACE
HDMI Enabled Digital TV
MHL
Mobile High-Definition Link
MHL Enabled Digital TV
Adapter
HDMI Enabled Digital TV

24

Mobile Devices
Smart Phones
Tablets

Copyright (c) 2011 Silicon Image , Inc.
SIMG Solutions Available
Example: Samsung Galaxy S II
Examples: HTC Evo 4G, Motorola Xoom
Proprietary
Example: Apple iPad 2 [Digital AV
Adapter]
Mobile HD Video To Digital TV
Industry Momentum Growing

MHL Features and Benefits
Features
1080p HD video and audio content from a mobile device
HDCP Content Protection
Low Pin-Count Interface
HD video, digital audio, control and power all over 5-pins
Benefits
Connector agnostic
Powers the mobile device
Controls mobile device through existing remote
Copyright (c) 2011 Silicon Image, Inc.

Netbooks
~40Mu
~325Mu
~50Mu
450Mu+
Opportunity
~100Mu
~20Mu

2011 Mobile Device Opportunity 26 Copyright (c) 2011 Silicon Image, Inc. Digital Cameras Digital Camcorders Tablets Smart Phones

MHL-to-HDMI Adapters and Accessories MHL Revenue Opportunities MHL HDTVs HDMI HDTVs Home Theater PC Monitors Laptops & Netbooks Copyright (c) 2010 Silicon Image, Inc. 27

Strategic View 28 Copyright (c) 2011 Silicon Image, Inc.

Connecting Mobile Devices to Smart TVs Digital TV Smartphones Smart Mobile Devices 29 Copyright (c) 2011 Silicon Image, Inc. Smart TV

Wired Connectivity Environment Home AV network Blu-Ray, AVR etc… Home AV Switch 30 Copyright (c) 2011 Silicon Image, Inc.

Silicon Image

Call Duration
Quality
John001
Mother
Volume
Mute Mic
Hold
Sign Out
Full View
Camera Off
Options

Wireless Connectivity Environment Blu-Ray, AVR etc… 31 Wi-Fi, 60GHz, Zigbee, Bluetooth Copyright (c) 2011 Silicon Image, Inc.

Financials 32 Copyright (c) 2011 Silicon Image, Inc.

Financial Model

Copyright © 2011 Silicon Image, Inc.
.
2008 2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010 2010
Long-Term
Model
Revenue $274.4M $150.6M $34.3M $44.5M $60.5M $52.0M $191.3M
15–20%
Growth
Gross Margin 59.1% 54.3% 57.3% 56.5% 62.8% 60.3% 59.7% 54-55%
R&D 28.3% 41.2% 36.4% 29.0% 21.3% 27.6% 27.5% 18–20%
SG&A 22.2% 27.9% 31.2% 22.5% 17.8% 21.3% 22.3% 17–19%
Operating Profit 8.6% -14.8% -10.3% 5.0% 23.7% 11.4% 9.9% 15–20%
Cash $185.0M $150.6M $163.3M $168.7M $184.6M $190.5M $190.5M

Summary

Connectivity focus in DTV and mobile HD growth markets
Continually driving new technology innovations
Moving HD content between devices
“Standards Plus” business model
Innovate on top of the standard
Continuing to drive the evolution of standards
HDMI, MHL, and SPMT
Strategic relationships with top global CE companies
Strong balance sheet
Copyright (c) 2011 Silicon Image, Inc.

Enhancing the connected HD Experience Enhancing the connected HD Experience 35 Copyright (c) 2011 Silicon Image, Inc.